UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2021

HAYMAKER ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-40128	85-1791125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Avenue, Floor 5

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-fourth of one redeemable warrant	HYACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HYAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HYACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Haymaker Acquisition Corp. III (the “Company”) is filing this Amendment No. 1 on this Form 8-K/A (the “First Amendment”) to its Current Report on Form 8-K for the initial public offering (the “Initial Public Offering”) dated as of March 4, 2021, as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2021 (the “Original Form 8-K”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of March 4, 2021 on Form 8-K, as further described below.

This amended and restated report on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date, or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this First Amendment on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment on Form 8-K/A to reflect a restatement of the Company’s audited balance sheet as of March 4, 2021, to correct errors in the Company’s accounting for complex financial instruments.

Background of Restatement

The Company previously accounted for its outstanding redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its Initial Public Offering and the private placement warrants (together with the Public Warrants, the “Warrants”) issued in connection with its Initial Public Offering as components of equity instead of as derivative liabilities. The Company’s management evaluated the Warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Derivative and Hedging - Contracts in Entity’s Own Equity (“ASC 815”). The Company concluded that a provision in the warrant agreement related to certain tender or exchange offers precludes the Warrants from being accounted for as components of equity. As the Warrants meet the definition of a derivative as contemplated in ASC 815, the Warrants should be recorded as derivative liabilities on the balance sheet and measured at fair value at inception (on the date of the Initial Public Offering) and at each reporting date in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the Statements of Operations in the period of change. As a result of the above, the Company should have classified the Warrants as derivative liabilities in its previously issued financial statement as of March 4, 2021 on the Original Form 8-K filed with the Securities and Exchange Commission on March 11, 2021.

In addition, the Company has re-evaluated the application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A common stock, par value $0.0001 per share (the “Public Shares”), issued in the Company’s Initial Public Offering on March 4, 2021. Historically, a portion of the Public Shares were classified as permanent equity to maintain stockholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated certificate of incorporation (the “Charter”). Pursuant to such re-evaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity regardless of the net tangible assets redemption limitation contained in the Charter. As a result, management corrected the error by revising all Class A common stock subject to redemption as temporary equity.

This First Amendment on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement. Among other things, forward-looking statements made in the Original Form 8-K have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 8-K, and such forward-looking statements should be read in their historical context.

In accordance with applicable SEC rules, this First Amendment on Form 8-K/A includes an updated signature page.

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of March 4, 2021.

Item 8.01.	Other Events.

On March 4, 2021, Haymaker Acquisition Corp. III (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”), each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fourth of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

On March 4, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 5,333,333 warrants (the “Private Placement Warrants”) to Haymaker Sponsor III LLC at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $8,000,000.

A total of $300,350,000 of the proceeds from the IPO (which amount includes $10,500,000 of the deferred underwriting commissions), and $350,000 of proceeds from the sale of Private Placement Warrants in conjunction with the partial exercise of the underwriters’ over-allotment option, which is payable to them upon the closing of the over-allotment option) and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On March 3, 2021, the underwriters partially exercised the over-allotment option and purchased 1,750,000 Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $17,500,000, which closed on March 5, 2021. In connection with the partial exercise of the over-allotment option by the underwriters, on March 5, 2021, the Company sold 233,333 Private Placement Warrants (“Additional Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds of $350,000 (this amount was purchased on March 4, 2021, in anticipation of the closing of the over-allotment option). As a result, an additional $17,500,000 (which amount includes $612,500 of the underwriters’ deferred discount) was placed in the Trust Account. In addition, the 8,625,000 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercise of the over-allotment) included an aggregate of up to 1,125,000 Founder Shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option was not exercised in full, so that the Sponsor would own 20.0% of issued and outstanding common stock. As a result of the partial exercise of the over-allotment option to purchase 1,750,000 Units, the Sponsor forfeited 687,500 Founder Shares on March 5, 2021 in order to maintain ownership of 20.0% of issued and outstanding shares of the Company. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

An audited balance sheet as of March 4, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. The audited balance sheet does not reflect the proceeds of the partial exercise of the over-allotment option.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Audited Balance Sheet as of March 4, 2021. (as restated)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP. III

By:	/s/ Christopher Bradley
Name:	Christopher Bradley
Title:	Chief Financial Officer

Dated: May 3, 2022